                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement   / / Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        Pennsylvania Enterprises, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        Pennsylvania Enterprises, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[PEI LOGO]                                WILKES-BARRE CENTER, 39 PUBLIC SQUARE
                                          WILKES-BARRE, PENNSYLVANIA 18711-0601
                                          TELEPHONE: (717) 829-8843

                                                                  March 29, 1995

Dear Fellow Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of the Company.

     The meeting will be held at the F.M. Kirby Center for the Performing Arts, Public Square, Wilkes-Barre, Pennsylvania, beginning at 10:00 a.m., on Tuesday, May 9, 1995. Directions to the meeting site and a map are included with this letter. A report on the operations of the Company during 1994 and its plans for 1995 will be presented at the Annual Meeting. In addition, directors, officers, and other key employees will be present to respond to your questions.

     This year, in addition to the election of eight directors, you are being asked to approve the Company's 1995 Directors' Stock Compensation Plan. The Board of Directors voted to approve the Plan because it believes that the Plan will advance the interests of the Company and its shareholders by providing an additional means to attract and retain persons of exceptional ability to serve as directors of the Company, by providing an additional incentive to such persons for superior performance, and by more closely aligning their interests with those of other shareholders.

     Your vote is important. Whether or not you expect to attend the Annual Meeting, please sign and date the enclosed proxy and return it promptly by mail in the enclosed envelope which requires no postage if mailed in the United States.

                                         Sincerely,

                                         /s/ Dean T. Casaday

                                         Dean T. Casaday
                                         President and
                                         Chief Executive Officer

               [GREATER WILKES-BARRE AREA MAP TO MEETING SITE]

DIRECTIONS TO DOWNTOWN WILKES-BARRE, KIRBY CENTER
AND SHAREHOLDER PARKING.

FROM N.E. EXT. PA TURNPIKE -- Take Exit 36 and turn left onto Rt. 115N. Take 115N, and follow signs for 309 N./Wilkes-Barre to EXIT 2 -- WILKES-BARRE CENTER CITY. Take Wilkes-Barre Blvd. (left turn) to Market St., turn right onto Market and proceed to Main St. parking lots.

FROM I-81 -- Use Exit 47 onto 115 N. and follow signs for 309 N./Wilkes-Barre to EXIT 2 -- WILKES-BARRE CENTER CITY. Take Wilkes-Barre Blvd. (left turn) to Market St., turn right onto Market and proceed to Main St. parking lots.

Free parking will be available at these Wilkes-Barre Park & Lock locations:

CENTRAL, 52 South Main St.             SOUTH, 146 South Main St.
NORTH, 30 North Main St.               NO. 6, 39 West Northampton St.
EAST, 20 North Washington St.

When you leave the parking lot, identify yourself as a PEI shareholder, write your name and "PEI" on your parking ticket, and PEI will be billed for your parking fee.

[PEI LOGO]                                WILKES-BARRE CENTER, 39 PUBLIC SQUARE
                                          WILKES-BARRE, PENNSYLVANIA 18711-0601
                                          TELEPHONE: (717) 829-8843

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Pennsylvania Enterprises, Inc. (the "Company") will be held at the F.M. Kirby Center for the Performing Arts, Public Square, Wilkes-Barre, Pennsylvania, on Tuesday, May 9, 1995 at 10:00 a.m. for the following purposes:

     (1) To elect eight directors of the Company;

     (2) To approve the 1995 Directors' Stock Compensation Plan; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 22, 1995, as the record date for the determination of holders of the Company's Common Stock entitled to notice of and to vote at the meeting.

     If you plan to attend the meeting and are a shareholder of record, please mark your proxy card in the appropriate space. An admission ticket will be mailed to you prior to the meeting date. However, if your shares are not registered in your own name, please advise the shareholder of record (your bank, broker, etc.) that you wish to attend. That firm will provide you with evidence of your ownership which will enable you to gain admittance to the meeting.

     Whether you plan to attend the meeting or not, please sign and date the enclosed proxy and return it promptly by mail in the enclosed envelope. No postage is required if mailed in the United States.

                        By order of the Board of Directors,

                                    Thomas J. Ward,
                                    Vice President of Administration and
Wilkes-Barre, Pennsylvania          Secretary
March 29, 1995
--------------------------------------------------------------------------------

                                   IMPORTANT

     PENNSYLVANIA LAW REQUIRES THAT THE HOLDERS OF A MAJORITY OF THE COMPANY'S OUTSTANDING COMMON STOCK BE PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING IN ORDER TO CONSTITUTE A QUORUM. SHAREHOLDERS CAN HELP AVOID THE NECESSITY AND EXPENSE OF FOLLOW-UP LETTERS TO ASSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING BY PROMPTLY RETURNING THE ENCLOSED PROXY. BROKER NON-VOTES, ABSTENTIONS, AND WITHHOLD AUTHORITY VOTES ALL COUNT FOR THE PURPOSE OF DETERMINING A QUORUM. IN THE ABSENCE OF A QUORUM, THE ANNUAL MEETING WILL BE ADJOURNED UNTIL A TIME ANNOUNCED AT SUCH MEETING. AT THE ADJOURNED MEETING, THE SHAREHOLDERS IN ATTENDANCE, ALTHOUGH LESS THAN A QUORUM, WILL NEVERTHELESS CONSTITUTE A QUORUM TO ELECT DIRECTORS AND, IF THE ADJOURNMENT HAS BEEN AT LEAST FIFTEEN DAYS, TO ACT ON ALL OTHER MATTERS INCLUDED IN THIS PROXY STATEMENT.

                                                             MAILING DATE
                                                             MARCH 29, 1995


[PEI LOGO]                                WILKES-BARRE CENTER, 39 PUBLIC SQUARE
                                          WILKES-BARRE, PENNSYLVANIA 18711-0601
                                          TELEPHONE: (717) 829-8843


                                PROXY STATEMENT

           FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 9, 1995

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Pennsylvania Enterprises, Inc., (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company and any adjournment or adjournments thereof to be held at the F.M. Kirby Center for the Performing Arts, Public Square, Wilkes-Barre, Pennsylvania, on Tuesday, May 9, 1995, at 10:00 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors has fixed the close of business on March 22, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     Pennsylvania law provides that a proxy, unless coupled with an interest (for example, a vote pooling or similar arrangement among shareholders; certain agreements among shareholders, or among or between the Company and one or more shareholders, regarding the voting of their shares; or an unrevoked proxy in favor of an existing or potential creditor of a shareholder), is revocable at will by a shareholder, notwithstanding any other agreement or any provision in the proxy to the contrary. A shareholder may revoke a proxy by giving written notice of revocation to the Secretary of the Company at any time before the proxy is voted. Such revocation shall be effective upon receipt of the written notice by the Secretary of the Company.

                            COMMON STOCK OUTSTANDING

     Common Stock, of which there were 5,668,003 shares outstanding and entitled to vote on March 22, 1995, constitutes the only class of securities of the Company entitled to vote at the meeting. The Company does not know of any person who is the beneficial owner of more than 5% of the outstanding Common Stock of the Company. Each shareholder shall be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company.

                                 ANNUAL REPORT

     A copy of the annual report of the Company for the year 1994 is being mailed to shareholders with this proxy statement.

                    MATTERS TO BE BROUGHT BEFORE THE MEETING

ELECTION OF DIRECTORS

     At the meeting, eight directors are to be elected to hold office for the term of one year and until their successors have been elected and qualified. Unless a contrary indication is specified, it is the intention of the persons named as proxies to vote the shares represented by the proxy for the election of the nominees listed herein as directors of the Company. Each of the nominees for election as a director was elected as a director of the Company at the 1994 Annual Meeting of Shareholders. In the event that any of the nominees should become unavailable for any reason, which is not anticipated, the Board of Directors, in its discretion, may, unless it shall have provided for a lesser number of directors, designate a substitute nominee, in which event, pursuant to the accompanying proxy, votes will be cast for such substitute nominee.

PROPOSAL TO APPROVE 1995 DIRECTORS' STOCK COMPENSATION PLAN

     This year, in addition to the election of eight directors, you are being asked to approve the Company's 1995 Directors' Stock Compensation Plan. The Board of Directors voted to approve the Plan because it believes that it will advance the interests of the Company and its shareholders by providing an additional means to attract and retain persons of exceptional ability to serve as directors of the Company, by providing an additional incentive to such persons for superior performance, and by more closely aligning their interests with those of other shareholders.

NOMINEES FOR ELECTION AS DIRECTORS

     The following information is furnished with respect to each person nominated by the Board of Directors for election as a director: principal occupations or employment, age, principal directorships, other affiliations, Board Committee(s) on which each serves, the period of service as a director of Pennsylvania Gas and Water Company ("PG&W") and the Company and the number of shares of Common Stock of the Company which each nominee has advised the Company was beneficially owned directly or indirectly by him as of February 1, 1995.

NOMINEES FOR ELECTION AS DIRECTORS

        NAME
FIRST BECAME DIRECTOR
    COMMON SHARES
 BENEFICIALLY OWNED*                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
---------------------   ----------------------------------------------------------------------
---------------------   Chairman of the Board of Directors of the Company and PG&W since June,
                        1987; President and Chief Executive Officer of the Company and PG&W
      [PHOTO]           from March, 1991, to August, 1991; Director and sole stockholder,
                        Susquehanna Coal Company and Ken L. Pollock, Inc., Nanticoke, PA,
---------------------   since prior to 1990. Age 74. Chairman of Executive Committee.
 KENNETH L. POLLOCK
      July 1972
   154,651 Shares

---------------------   President and Chief Executive Officer of the Company and PG&W since
                        September 1, 1991; Vice President of Engineering and Operations of the
       [PHOTO]          Company and PG&W in 1978, and Vice President of Corporate Development
                        of PG&W from 1972 to 1978 and of the Company from 1974 to 1978; Vice
---------------------   President of National Fuel Gas Supply Corporation from 1989 to August,
   DEAN T. CASADAY      1991; Chairman, President and Chief Executive Officer of Carnegie
   September 1991       Natural Gas Company and Apollo Gas Company, both of which are
   16,059 Shares        subsidiaries of USX Corporation, from 1978 to 1989; First Vice
                        President and Director of Pennsylvania Gas Association; Director,
                        Greater Wilkes-Barre Partnership; Corporate Advisory Board,
                        Pennsylvania College of Technology. Age 63. Member of Planning
                        Committee.

---------------
*See page 6, Security Ownership of Management, for complete listing and explanatory notes relating to the security ownership of directors and officers of the Company.

        NAME
FIRST BECAME DIRECTOR
    COMMON SHARES
 BENEFICIALLY OWNED*                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
---------------------   ----------------------------------------------------------------------
---------------------   Vice Chairman of the Board of Directors of the Company and PG&W since
                        March, 1991; Chairman of the Board of the Commonwealth Bank Division
       [PHOTO]          of Meridian Bank, Williamsport, PA, since September, 1993; Director,
                        Meridian Bancorp, Inc., and Meridian Bank, Reading, PA, since
---------------------   September, 1993; Chairman of the Board and Chief Executive Officer of
  WILLIAM D. DAVIS      Commonwealth Bancshares Corporation, Williamsport, PA, from April,
      June 1981         1987, to June, 1993; Director, Lycoming Foundation; past Director and
    3,071 Shares        President of Industrial Properties Corporation; Director, Pennsylvania
                        Chamber of Business and Industry; Director, Pennsylvania Economy
                        League; Director and Treasurer, Pennsylvania College of Technology;
                        past Director and Chairman, Williamsport/Lycoming Chamber of Commerce;
                        and Director, Williamsport/Lycoming Foundation. Age 63. Member of
                        Executive Committee and Chairman of Audit Committee.

---------------------   Chairman of the Board of Directors of the Company and PG&W from June,
                        1986, to June, 1987; Chairman of the Board, Parodi Industries, Inc.,
       [PHOTO]          Scranton, PA, from January, 1985, to February, 1994. Age 76. Member of
                        Executive and Planning Committees.
---------------------
  ROBERT J. KEATING
      June 1974
    2,758 Shares

---------------------   President of McCarthy Tire Service Company, Wilkes-Barre, PA, since
                        1968; President of McCarthy Realty, Inc., since 1988; Director and
       [PHOTO]          Chairman, Wyoming Valley Health Care Systems, Inc.; Director, Blue
                        Cross of Northeastern Pennsylvania. Age 59. Chairman of Compensation
---------------------   and Stock Option Committees and member of Executive Committee and
  JOHN D. MCCARTHY      Investment Committee of the Employees' Retirement Plan.
     March 1991
   1,105 Shares

---------------
*See page 6, Security Ownership of Management, for complete listing and explanatory notes relating to the security ownership of directors and officers of the Company.

        NAME
FIRST BECAME DIRECTOR
    COMMON SHARES
 BENEFICIALLY OWNED*                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
---------------------   ----------------------------------------------------------------------
---------------------   Vice President of HUD, Inc., dba Emerald Anthracite II, and Vice
                        President of Susquehanna Coal Company and Susquehanna Mt. Carmel,
       [PHOTO]          Inc., since prior to 1987; Director of Commonwealth Bank East, a division of Meridian Bancorp, Inc.; Director of F.M. Kirby Center for
---------------------   the Performing Arts. Age 37. Member of Audit and Planning Committees.
 KENNETH M. POLLOCK
    October 1993
   108,770 Shares

---------------------   Independent financial consultant since prior to 1988; Chairman,
                        Priestgate, Limited, since 1991; former President and Chief Executive
       [PHOTO]          Officer and Director, Sprague & Henwood, Inc., Scranton, PA; Director,
                        Scranton Industrial Development Company; Director, Lackawanna
---------------------   Industrial Development Enterprise. Age 58. Chairman of Planning
    JAMES A. ROSS       Committee and member of Investment Committee of the Employees'
      May 1978          Retirement Plan and Compensation and Stock Option Committees.
    1,050 Shares

---------------------   President and Chief Executive Officer of Petroleum Service Company,
                        Inc., Wilkes-Barre, PA, since 1980; Chairman of the Board of Directors
       [PHOTO]          since 1994, and Chief Executive Officer since 1984, of Mountain
                        Productions, Inc.; Chairman of the Board of Directors of First
---------------------   Heritage Bank, since March, 1994; and past Chairman of the
   RONALD W. SIMMS      Wilkes-Barre Chamber of Commerce. Age 55. Member of Executive, Audit,
     March 1991         and Compensation and Stock Option Committees.
   52,921 Shares

---------------
*See page 6, Security Ownership of Management, for complete listing and explanatory notes relating to the security ownership of directors and officers of the Company.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of the Company's Common Stock and PG&W's Depositary Preferred Shares, each representing a 1/4th interest in a full share of PG&W's 9% Cumulative Preferred Stock, beneficially owned, directly or indirectly, as of February 1, 1995, by individual directors, each of the officers named in the Summary Compensation Table, and all directors and officers as a group, who held such positions as of February 1, 1995. None of such persons beneficially owned more than 1% of the Company's Common Stock or PG&W's Preferred Stock, except for Mr. Kenneth L. Pollock, who beneficially owned 2.7% of the Company's Common Stock, and Mr. Kenneth M. Pollock, who beneficially owned 1.9% of the Company's Common Stock. See notes (4), (5), and
(6) to the table below. All directors and officers as a group beneficially owned 4.7% of the Company's Common Stock.

                                                           AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                         ---------------------------------------------
                                                           SHARES             OPTIONS
                                                         OTHER THAN         EXERCISABLE        TOTAL
                                                           OPTION             WITHIN         BENEFICIAL
    TITLE OF CLASS           NAME OF BENEFICIAL OWNER      SHARES           60 DAYS(1)       OWNERSHIP
-----------------------     --------------------------   -----------        -----------      ---------
Common                      Dean T. Casaday                  7,059              9,000          16,059
                            William D. Davis                 3,071                 --           3,071
                            Robert J. Keating                2,758(2)              --           2,758
                            John D. McCarthy                 1,105(3)              --           1,105
                            Kenneth L. Pollock             154,651(4)(5)           --         154,651
                            Kenneth M. Pollock             108,770(5)(6)           --         108,770
                            James A. Ross                    1,050(7)              --           1,050
                            Ronald W. Simms                 52,921(8)              --          52,921
                            John F. Kell, Jr.                4,080              3,500           7,580
                            All directors and officers
                            as a group (16 persons)        235,084(9)(10)      29,600         264,684
Depositary Preferred        William D. Davis                 2,000                 --           2,000
  Shares                    Robert J. Keating                  400(2)              --             400
                            all directors and officers
                            as a group                       2,860                 --           2,860

------------------

 (1) Shares that could be purchased under the 1992 Stock Option Plan.

 (2) Does not include 194 shares of Common Stock and 100 Depositary Preferred Shares owned by Mr. Keating's wife. Mr. Keating disclaims beneficial ownership of this stock.

 (3) Includes 105 shares owned by Mrs. J.J. McCarthy, mother of Mr. McCarthy, for whom Mr. McCarthy has a power of attorney.

 (4) Includes 7,907 shares that Mr. Pollock owns jointly with his wife, 80,272 shares jointly with his son, Kenneth M. Pollock, 6,821 shares jointly with his daughter, 22,255 shares jointly with his son and daughter, and 8,362 as custodian for his grandchildren, 6,243 of which are for the children of Kenneth M. Pollock.

 (5) Shares held jointly by Mr. Kenneth L. Pollock and Mr. Kenneth M. Pollock, and by Mr. Kenneth L. Pollock for Mr. Kenneth M. Pollock's children are reported in the total shares for each of them but are reported one time, on an unduplicated basis, in the total shares owned by all directors and officers as a group. 154,651 shares are beneficially owned by Mr. Kenneth
     L. Pollock and Mr. Kenneth M. Pollock on an unduplicated basis.

 (6) Includes 80,272 shares held jointly with his father, Mr. Kenneth L. Pollock, 22,255 shares held jointly with his father and sister, and 6,243 shares held by his father as custodian for his children.

 (7) Does not include 300 shares owned by Mr. Ross's wife. Mr. Ross disclaims beneficial ownership of this stock. Includes 300 shares owned by a charitable foundation of which Mr. Ross is a trustee. Mr. Ross shares voting and investment power and disclaims beneficial ownership of such shares.

 (8) Includes 18,898 shares owned by Mr. Simms's wife.

 (9) The Company has an Employees' Savings Plan in which officers and employees participate. Included in the number of shares of Common Stock shown above are 7,252 shares which were allocated to the accounts under the Employees' Savings Plan of all officers at February 1, 1995 (including 874 shares in those shown for Mr. Casaday, 1,378 for Mr. Kell, and 477 for Mr. Kenneth L. Pollock).

(10) Does not include 52,081 shares of the Company's Common Stock or 100 shares of PG&W's 4.10% Preferred Stock held by the Employees' Retirement Plan, as to which investment power is exercised by the Investment Committee under the Plan, consisting of Messrs. McCarthy and Ross. Messrs. McCarthy and Ross disclaim beneficial ownership of these shares.

CERTAIN STOCK TRANSACTIONS

     The Securities Exchange Act of 1934, as amended, requires that the Company's directors and officers file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. The Company believes that all directors and officers filed on a timely basis all such reports required of them with respect to stock ownership and changes in ownership during 1994.

ADDITIONAL DIRECTOR INFORMATION

     During 1994, the Board met 14 times, and each incumbent director attended more than 75% of the total number of meetings of the Board and of the committees of the Board on which he served.

     The Company has an Executive Committee, currently consisting of Messrs. Kenneth L. Pollock (Chairman), Davis, Keating, McCarthy, and Simms. During intervals between meetings of the

Company's Board of Directors, the Executive Committee may exercise, subject to law and any specific directions given by the Board to the Executive Committee, all powers of the Board of Directors in the management of the business and affairs of the Company. The Executive Committee met one time during 1994.

     In addition to an Executive Committee, the Company has an Audit Committee, currently consisting of Messrs. Davis (Chairman), Kenneth M. Pollock, and Simms. This Committee met five times during 1994 and performs the following functions, among others: recommending the appointment and monitoring the independence and compensation of the independent auditors; approving professional services provided by the independent auditors; reviewing the scope of the annual audit with the independent auditors; reviewing the independent and internal auditors' reports to management; reviewing financial statements; and reviewing various internal accounting controls.

     The Company has an Investment Committee of the Employees' Retirement Plan consisting of Messrs. McCarthy and Ross. The duties of this Committee include monitoring the performance of investment managers, allocating Plan assets among them, reviewing the investment philosophy of the Plan, and managing all or portions of the assets of the Plan, subject to any limits or guidelines established by the Board. This Committee met four times during 1994.

     The Company has a Compensation Committee which provides direction and guidance and makes recommendations to the Board and management on compensation-related matters. The members of the Compensation Committee are also designated the Stock Option Committee for the purpose of administering the 1992 Stock Option Plan. The Compensation and Stock Option Committees currently consist of Messrs. McCarthy (Chairman), Ross, and Simms. These committees met seven times during 1994.

     The Company's Planning Committee, currently consisting of Messrs. Ross (Chairman), Casaday, Keating, and Kenneth M. Pollock, provides direction and guidance and makes recommendations to the Board and management on corporate planning issues. The Planning Committee met two times during 1994.

     The Company does not have a Nominating Committee. Nominations are considered by the full Board.

     During 1994, directors of the Company and PG&W who were not full-time employees of the Company and PG&W were paid a fee of $500 per month, and on days they attended a Company and/or PG&W Board meeting(s) they were paid $500, plus expenses. Since the Company and PG&W Boards consist of the same members, meetings are usually scheduled on the same days, with the PG&W meeting immediately following the Company meeting. Additionally, each director received $250 for each Board Committee meeting attended on the same day as meeting(s) of the full Board(s), and $500 for each Board Committee meeting attended on a day when the full Board(s) did not meet. Further, directors who were members of the Investment Committee of the Employees' Retirement Plan were paid $250 for each meeting attended on the same day as a meeting of the full Board(s) and $500 for each meeting attended on a day when the full Board(s) did not meet.

     Mr. Ross and Mr. McCarthy also serve as directors of Pennsylvania Energy Resources, Inc. (PERI) and Theta Land Corporation, both wholly-owned subsidiaries of PEI. They were each paid $500 for attending a board meeting of PERI during 1994.

     Kenneth L. Pollock is the father of Kenneth M. Pollock. There are no other family relationships among any of the directors or executive officers of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. McCarthy, Ross, and Simms served as members of the Company's Compensation Committee during 1994. None of these persons was or is an officer or employee of the Company or any of its subsidiaries. None of the Company's executive officers served on the compensation committee or board of an entity of which (i) a member of the Company's Compensation Committee or other director of the Company was an executive officer or (ii) an executive officer of the entity was one of the Company's directors.

     During 1994, Ken Pollock, Inc. performed sludge hauling services for PG&W for which it will be paid $95,000. Ken Pollock, Inc. is owned by Kenneth L. Pollock.

                                   PROPOSALS

PROPOSAL NO. 1: APPROVAL OF THE 1995 DIRECTORS' STOCK COMPENSATION PLAN

     On January 18, 1995, the Board of Directors approved the Directors' Stock Compensation Plan (the "Directors' Plan"), subject to shareholder approval. The purpose of the Directors' Plan is to advance the interests of the Company and its shareholders by providing an additional means to attract and retain persons of exceptional ability to serve as directors of the Company, by providing an additional incentive to such persons for superior performance, and by more closely aligning their interests with those of other shareholders.

     The Board of Directors believes that the valued services of the Company's directors are essential to the continued growth and success of the Company. An individual's service as a director of the Company has been made more difficult in recent years by the increased demands on a director's time and by the risks involved in serving as a director of a public corporation. The Directors' Plan is intended not only to address these concerns, but also to provide an additional incentive to the directors to perform in a superior manner and to more closely align the interests of such persons with those of the other shareholders.

     In light of these considerations, and after comparing the Company's director compensation and benefit policies with those of other comparable corporations, the Board of Directors approved the Directors' Plan providing for the award of 200 shares of Company Common Stock annually to each director of the Company. Such an award will be in addition to payment of the directors' regular annual retainer and meeting fees and expenses for attendance at meetings of the Board and its committees, as discussed under Additional Director Information on page 7.

     The following is a brief summary of the material terms of the Directors' Plan, which is set forth in Exhibit A to this Proxy Statement.

     The Directors' Plan provides for the annual automatic award of 200 shares of Company Common Stock (subject to anti-dilution adjustment in the event of certain corporate changes) to each continuing director, who has completed at least one year of service and who is not a full-time employee of the Company or any of its affiliates, immediately following each annual meeting of shareholders. The Directors' Plan will terminate after 10 years. Directors who are full-time employees of the Company are not eligible to participate in the Directors' Plan. Except for anti-dilution adjustments, without shareholder approval, the number of shares to be awarded to each director each year under the Directors' Plan may not be increased and the eligibility for awards may not be changed. All shares awarded under the Directors' Plan are non-transferrable for a period of 3 years following the award, except in the event of death, disability, or retirement on or after age 65, but in no event less than six months following the date of the award.

     If the Directors' Plan is approved by the shareholders and the eight nominees for director are elected, there will be seven directors who will each receive awards of 200 shares of Company Common Stock in 1995, for a total award of 1,400 shares. If the shares had been awarded to each of these directors on January 18, 1995, the dollar value of the 200 shares of Company Common Stock for each director in 1995 would have been $5,450 (200 shares times $27.25/share) and the dollar value for all eligible directors in 1995 would have been $38,150 ($5,450 times seven) based on the closing market price on that date. The dollar value on the actual date of the award for each eligible director, and for all eligible directors as a group, will depend upon the market price of the Company Common Stock at the time. The dollar value of the 200 shares of Common Stock to be received by individual Eligible Directors, during each of the succeeding nine years of the Directors' Plan will vary based upon the then market price of the Company Common Stock. The dollar value of the shares of Company Common Stock to be received by the Eligible Directors as a group during such years will vary based upon the number of eligible directors (the current Bylaws of the Company limit the total number of directors to no more than 15) and the then-current market price of the Company Common Stock.

     The Directors' Stock Plan will become effective upon approval of the affirmative votes of the holders of the majority of the Company's Common Stock present, or represented, and entitled to vote on the approval of the Plan. Abstentions will count towards the total vote on the proposal and as such will have the effect of a "no" vote. Broker non-votes will not count, for or against the proposal, or for the purposes of determining the total vote on the proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF
                                PROPOSAL NO. 1.

                             EXECUTIVE COMPENSATION
                         COMPENSATION COMMITTEE REPORT

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors, which is composed of three non-employee directors. The following is a report of the Compensation Committee to the Company's shareholders:

COMPENSATION POLICIES

     In determining compensation, including the award of both annual and long-term compensation, the Committee follows a policy of considering, among other factors, the operating and financial performance of the Company and the individual contribution of each officer.

     Salary is the principal component of the annual portion of the compensation of senior executives. Stock options, which were authorized for the first time in 1992 and initially granted in 1993, comprise both the long-term and a portion of the annual components of compensation. The value of stock options is directly dependent on the performance of the Company's stock.

1994 COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Casaday's annual salary was increased by 6.0% to $200,830, effective June 5, 1994 from $189,462, his base salary since his last salary adjustment in June, 1993. In determining his salary adjustment for 1994, the Committee took into account a number of factors related to the Company's financial performance, including year-to-year growth in the Company's customer base, operating revenues and operating income, and progress in completing water treatment plants and in getting much needed rate relief. Also considered was Mr. Casaday's leadership in keeping the Company financially sound while meeting the costs of its water treatment plant program and the overall performance, attitude, example, and development of Mr. Casaday in his position with the Company. Effective September 1, 1994, upon recommendation of the Committee, the Company entered into an employment agreement with Mr. Casaday extending the term of Mr. Casaday's employment (from that provided under his previous agreement) for one year until August 31, 1995.

     The Committee operates on the principle that the compensation of the Company's executive officers should be competitive with compensation of senior executives at comparable companies. In this regard, the Committee reviewed and considered the compensation of executives in comparable positions at other utility companies with which the Company competes for executive talent. These are not exactly the same companies that are included in the Edward D. Jones indices used in the Performance Graphs in this proxy statement. The Committee targets executive compensation to be in the general range, but not the high end, of compensation for comparable positions at these companies.

     The Committee (which also serves as the Stock Option Committee) considers previously established annual operating and financial performance goals to help it determine if and the extent to which stock options will be granted. The Committee did not award any stock options during 1994.

     All members of the Committee concur in this report to the Company's shareholders.

JOHN D. MCCARTHY, CHAIRMAN       JAMES A. ROSS                   RONALD W. SIMMS

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                             COMPENSATION
                                            ANNUAL COMPENSATION              -------------
                                   --------------------------------------     SECURITIES
                                                             OTHER ANNUAL     UNDERLYING       ALL OTHER
       NAME AND                     SALARY         BONUS     COMPENSATION       OPTIONS       COMPENSATION
  PRINCIPAL POSITION      YEAR        ($)           ($)         ($)(1)       (# OF SHARES)       ($)(2)
-----------------------   -----    ---------      -------    ------------    -------------    ------------
Dean T. Casaday,           1994    $ 192,842        -0-         -0-                 -0-         $  3,377
  President and Chief      1993      186,099        -0-         -0-               9,000            3,305
  Executive Officer        1992      178,863        -0-         -0-                 -0-            3,399
John F. Kell, Jr.,         1994      121,527        -0-         -0-                 -0-            1,518
  Vice President,          1993      115,820        -0-         -0-               3,500            1,489
  Finance                  1992      111,611        -0-         -0-                 -0-            1,471

---------------
(1) Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation does not exceed established reporting thresholds.

(2) The amounts shown under All Other Compensation are for group term life insurance provided for officers and matching contributions made by the Company for the named executives to their Employees' Savings Plan (401(k)) account in the amount of $709 and $456 for 1994, $735 and $463 for 1993, and $708 and $354 for 1992 for Messrs. Casaday and Kell, respectively.

             AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END STOCK OPTION VALUES

                                                            NUMBER OF
                         SHARES                       SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                       ACQUIRED ON      VALUE          UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                        EXERCISE       REALIZED      AT FISCAL YEAR-END (#)       AT FISCAL YEAR-END ($)(1)
        NAME               (#)           ($)        EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
---------------------  -----------     --------     -------------------------     -------------------------
Dean T. Casaday......    -0-            -0-                9,000 / -0-                    -0- / -0-
John F. Kell, Jr.....    -0-            -0-                3,500 / -0-                    -0- / -0-

---------------
(1) The amount shown is zero because the market value at year-end of all shares subject to unexercised options did not exceed the exercise price of those options.

EMPLOYEES' SAVINGS PLAN

     Effective January 1, 1992, the Company established an Employees' Savings Plan to encourage retirement savings by its employees. Full-time employees age 21 or older who have completed one year of service are eligible to participate in the Employees' Savings Plan. Participating employees may elect to contribute up to 15% of their qualifying annual compensation (but no more than a statutory dollar limit -- $9,240 for 1994) on a pre-tax basis, pursuant to
Section 401(k) of the Internal Revenue Code of 1986, as amended. These employee 401(k) contributions are invested as directed by each participant in one or more designated funds available under the Employees' Savings Plan, including a fund that invests in the Company's Common Stock. The Company also contributes up to 10% of the first 4% contributed by the employees, which contribution is automatically invested in the Company's Common Stock. Participants are 100% vested in their 401(k) contributions and become 100% vested in any matching contribution over a five-year period commencing with the employee's date of hire.

EMPLOYEES' RETIREMENT PLAN

     The following table illustrates the estimated annual retirement benefits payable at age 65 under the Company's Employees' Retirement Plan as a straight life annuity to an employee retiring with the specified combination of final average earnings and years of service with the Company with the modifications discussed below, applicable to Mr. Casaday, for average annual earnings greater than $150,000. The benefits shown are not subject to deduction for social security.

                                                        YEARS OF CREDITED SERVICE
               5-YEAR               ------------------------------------------------------------------
       AVERAGE EARNINGS                15            20            25            30             35
-------------------------------     --------      --------      --------      ---------      ---------
$100,000.......................     $ 20,676      $ 27,569      $ 34,461      $  41,353      $  41,353
$125,000.......................     $ 26,301      $ 35,069      $ 43,836      $  52,603      $  52,603
$150,000.......................     $ 31,926      $ 42,569      $ 53,211      $  63,853      $  63,853
$175,000.......................     $ 37,551*     $ 50,069*     $ 62,586*     $  75,103*     $  75,103*
$200,000.......................     $ 43,176*     $ 57,569*     $ 71,961*     $  86,353*     $  86,353*
$250,000.......................     $ 54,426*     $ 72,569*     $ 90,711*     $ 108,853*     $ 108,853*

---------------

* Recent amendments to the Internal Revenue Code limit the amount of compensation which may be taken into account under a tax-qualified retirement plan. The benefits shown above, for average earnings above $150,000, include benefits payable pursuant to Mr. Casaday's supplemental retirement agreement which guarantees to Mr. Casaday the difference between the benefits he would be entitled to under the Company's Employees' Retirement Plan, if such benefits were calculated without regard to restrictions imposed under the Internal Revenue Code, and the amount of pension benefit actually payable under the Company's Employees' Retirement Plan.

     Additionally, pursuant to the terms of Mr. Casaday's supplemental retirement agreement, the Company has agreed to pay the difference, if any, between his pension benefits payable under the Retirement Plan, based on the total of his approximately 15 years of prior service and his current service with the Company and a pension benefit based on 20 years of credited service.

     Covered compensation under the Retirement Plan is the same as the amount reported in the Salary column of the Summary Compensation Table. As of December 31, 1994, Mr. Casaday had completed 18 years of credited service and Mr. Kell, 16 years.

CHANGE IN CONTROL AND OTHER AGREEMENTS

     The Company has agreements with certain of its officers, including the persons listed in the Summary Compensation Table, which entitle the officers to receive a severance payment equal to two times their annual salary if, following a change in control (as defined in such agreements) of the Company, their employment is terminated or their compensation, position or benefits are reduced.

     Mr. Casaday has an employment agreement with the Company providing for a one year employment term, ending August 31, 1995, and certain supplemental retirement benefits. The retirement benefits are set forth in a supplemental retirement agreement, the major provisions of which are described in the previous section.

                               PERFORMANCE GRAPHS
                          FIVE-YEAR CUMULATIVE RETURN

     The graph below compares the cumulative total return on the Company's stock during the past five years with the average cumulative total return during the same period of the S & P 500 Stock Index and a gas/water utility performance index developed from the Edward D. Jones Indices for Natural Gas Distribution Companies and the Water Utility Industry, excluding the Company. The gas/water utility index used in the graph is an average of the two Edward D. Jones Indices where the two indices are weighted by the Company's average identifiable assets for its gas business and its water business during the period covered by the graph. The graph reflects the investment of $100 on December 31, 1989, in the Company's Common Stock, the S & P 500 Stock Index and the gas/water utility index. Dividends are assumed to be reinvested as paid in the Company's Common Stock and in the S & P 500 Stock Index and quarterly in the stocks of the gas/water utility index.

                                FIVE-YEAR CHART

                                 PENNSYLVANIA
      MEASUREMENT PERIOD         ENTERPRISES,      S & P 500       GAS/WATER
    (FISCAL YEAR COVERED)            INC.         STOCK INDEX    UTILITY INDEX
    1989                           100.00          100.00          100.00
    1990                            76.65           96.89           96.27
    1991                            56.94          126.29          127.95
    1992                            85.93          135.90          146.25
    1993                            88.93          149.53          168.12
    1994                            85.84          151.56          154.39

                          THREE-YEAR CUMULATIVE RETURN

     The market price of the Company's Common Stock was affected from 1989 into the fourth quarter of 1991 by events relating to the possible sale of the Company, including several bids made for the Company, certain of which were accepted, but none of which were consummated. The graph below compares the cumulative total return on the Company's stock for 1992 through 1994 with that of the S & P 500 Stock Index and the gas/water utility performance index for the same period. The graph reflects the investment of $100 on December 31, 1991, in the Company's Common Stock, the S & P 500 Stock Index and the gas/water utility index. Dividends are assumed to be reinvested as paid in the Company's Common Stock and in the stocks in the S & P 500 Stock Index and quarterly in the stocks of the gas/water utility index.

                                THREE-YEAR CHART

                                 PENNSYLVANIA
      MEASUREMENT PERIOD         ENTERPRISES,      S & P 500       GAS/WATER
    (FISCAL YEAR COVERED)            INC.         STOCK INDEX    UTILITY INDEX
     1991                          100.00           100.00          100.00
     1992                          150.92           107.61          114.38
     1993                          156.20           118.40          131.51
     1994                          150.77           120.01          120.73

                            SOLICITATION OF PROXIES

     The Company will bear the costs of this solicitation of proxies. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send material to their principals, and the Company may reimburse them for their expenses in so doing. To the extent necessary in order to ensure a sufficient shareholder presence to constitute a quorum, officers and other employees of the Company and its principal subsidiary, PG&W, or designated agents may, without additional remuneration, in person or by telephone or telegram, request the return of proxies. In addition, the Company has retained D.F. King & Co., Inc. for assistance in the solicitation of proxies. For its services, D.F. King will receive a fee estimated at $5,500 plus reimbursement for reasonable and customary out-of-pocket expenses.

                                 VOTE REQUIRED

     Candidates for director receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected. Broker non-votes, abstentions, and withhold authority votes, will be counted in determining the presence of a quorum but will have no effect on the election of directors.

     The Directors' Stock Plan will become effective upon approval of the affirmative votes of the holders of the majority of the Company's Common Stock present, or represented, and entitled to vote on the approval of the Plan. Abstentions will count towards the total vote on the proposal and as such will have the effect of a "no" vote. Broker non-votes will not count, for or against the proposal, or for the purposes of determining the total vote on the proposal.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee recommended to the Board of Directors that Arthur Andersen LLP be appointed as independent public accountants to audit the books of the Company for the year ending December 31, 1995. The Board of Directors approved the Audit Committee's recommendation on March 8, 1995. Arthur Andersen LLP has examined the financial statements of PG&W since 1943 and those of the Company since its inception in 1974. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, and will be available to respond to appropriate questions by shareholders.

                 SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Secretary of the Company at the Company's executive offices, Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania 18711-0601, by November 30, 1995, for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other business to be transacted at the Annual Meeting, but if any other matters properly come before the meeting, the persons named as proxies will vote upon such matters in accordance with their best judgment.

                      By Order of the Board of Directors,

                                          Thomas J. Ward
                                          Vice President of Administration and
                                          Secretary

Wilkes-Barre, Pennsylvania
March 29, 1995

     Upon written request the Company will provide without charge to each person whose vote is solicited for the Annual Meeting a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1994, as filed with the Securities and Exchange Commission. Requests for such Annual Report should be addressed to Thomas J. Ward, Secretary, Pennsylvania Enterprises, Inc., Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania 18711-0601. Persons who were not shareholders of record on March 22, 1995 should include with the request a representation that the person making the request is a beneficial owner of Common Stock as of the date of the request.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       EXHIBIT A

                         PENNSYLVANIA ENTERPRISES, INC.

                    1995 DIRECTORS' STOCK COMPENSATION PLAN

1.  PURPOSE

     The purpose of the Pennsylvania Enterprises, Inc. Stock Compensation Plan for Directors (the "Plan") is to advance the interests of Pennsylvania Enterprises, Inc. and its shareholders by providing an additional means to attract and retain persons of exceptional ability to serve as Directors, by providing an additional incentive to such persons for superior performance, and more closely aligning their interests with those of other shareholders. This Plan shall be interpreted and implemented in a manner so that Directors will not fail, by reason of this Plan or their participation in it, to be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act, and so that awards of shares of Common Stock to Directors who are not full-time employees of the Company will be exempt under that Rule, as such Rule and the Exchange Act may from time to time be amended.

2.  DEFINITIONS

     Unless the context clearly indicates otherwise, the following terms when used in this Plan shall have the meanings set forth in this section:

     a. "Board of Directors" shall mean the Board of Directors of the Company.

     b. "Company" shall mean Pennsylvania Enterprises, Inc., a Pennsylvania corporation, or its successor.

     c. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     d. "Eligible Director" shall mean any member of the Board of Directors who is not also a full-time employee of the Company or of any of its affiliates.

     e. "Common Stock" shall mean shares of common stock of the Company, no par value, stated value $10 per share.

3.  SHARES OF COMMON STOCK TO BE AWARDED UNDER THE PLAN

     Common Stock awarded pursuant to the Plan may be shares of the Corporation's authorized but unissued Common Stock or may be shares of Common Stock reacquired by the Company and held in treasury.

4.  ELIGIBILITY

     Only Directors who are not full-time employees of the Company or any of its affiliates shall be eligible to receive awards of shares of Common Stock under this Plan.

5.  AWARDS OF SHARES OF COMMON STOCK

     Each year commencing in 1995, at the organizational meeting of the Board of Directors held immediately following the annual meeting of shareholders, 200 shares of Common Stock shall automatically be awarded to each person who is a continuing Eligible Director and has completed at least one year of service, for his or her services as a director, being in addition to any retainer, attendance or other fees or expenses. As soon as practicable thereafter, the Company shall deliver stock certificates representing such awards.

6.  ADJUSTMENTS

     In the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights or any other change in the capital structure of the Company, the number and kind of shares of Common Stock or other securities or property to be awarded hereunder shall be equitably adjusted to reflect the occurrence of such event; provided, however, that no adjustment shall be made except as shall be necessary to preserve, rather than enlarge, the value of future awards under the Plan.

7.  GENERAL PROVISIONS

     a. No Eligible Director or other person claiming under or through an Eligible Director shall have any right, title or interest by reason of the Plan to any particular assets of the Company. The Company shall not be required to establish any fund or make any other segregation of assets to assure the award of shares of Common Stock hereunder.

     b. All shares awarded under the Plan are non-forfeitable but are non-transferrable for a period of three (3) years following the applicable award date, except that shares shall become immediately transferable in the case of death, disability, or retirement from the Board on or after age 65, but in no event in less than six months following the date of the award.

     c. No right under this Plan shall be transferable or otherwise subject to anticipation, sale, assignment, pledge, encumbrance or charge.

     d. Notwithstanding any other provision of this Plan, the Company shall not be required to award or deliver any certificate for shares of Common Stock under this Plan prior to fulfillment of all of the following conditions:

          1. Any required listing or approval or notice of issuance of such shares on any securities exchange on which the Common Stock may then be traded;

          2. Any registration or other qualification of such shares under any state or federal law or regulation or other qualification which the Board of Directors shall upon the advice of counsel deem necessary or advisable; or

          3. The obtaining of any other required consent or approval or permit from any state or federal government agency.

     e. In no event shall the Company be required to issue a fractional share hereunder.

     f. The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction thereover.

     g. If any provision of the Plan would cause an Eligible Director not to be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act as then applicable to any employee benefit plan of the Company, or if such provision does not comply with the requirements of Rule 16b-3 as then applicable to an award of shares hereunder, such provision shall be construed or deemed amended to the extent necessary to preserve such an Eligible Director's status as a "disinterested person" or to conform to such requirements.

8.  EFFECTIVE DATE; TERMINATION AND AMENDMENT

     a. The Plan shall be effective as of January 18, 1995, the date of its approval by the Board of Directors; provided, however, that awards shall not be made under the Plan prior to its approval by the affirmative votes of the holders of the majority of the Company's Common Stock present, or represented, and entitled to vote on the Plan, at a duly constituted meeting of the shareholders of the Company.

     b. The Plan shall terminate on January 18, 2005. The Board of Directors may also terminate the Plan or make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors may not amend the Plan without shareholder approval by the affirmative votes of the holders of the majority of the Company's Common Stock present, or represented, and entitled to vote on the Plan, at a duly constituted meeting of the shareholders of the Company for any of the following purposes:

         (i) increase the number of shares of Common Stock which may be awarded annually to each Eligible Director under the Plan;

         (ii) extend the term of the Plan;

         (iii) modify the requirements as to eligibility to receive awards of shares of Common Stock under the Plan;

         (iv) make any other amendment to the Plan for which approval by the shareholders of the Company is required pursuant to Rule 16b-3 under the Exchange Act, or any law, rule or stock exchange requirement applicable thereto without obtaining such shareholder approval; or

         (v) make any amendment to the Plan that would cause Eligible Directors to lose their status as "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act.

--------------------------------------    --------------------------------------

                                                        NOTICE OF
                                                      ANNUAL MEETING
[PEI LOGO]                                           OF SHAREHOLDERS
                                                      ON MAY 9, 1995
                                                           AND
                                                     PROXY STATEMENT

--------------------------------------    --------------------------------------

                         PENNSYLVANIA ENTERPRISES, INC.


       SOLICITED BY BOARD OF DIRECTORS OF PENNSYLVANIA ENTERPRISES, INC.

                              SHAREHOLDER'S PROXY

      The undersigned hereby appoints John F. Kell, Jr., Joseph F. Perugino, and Thomas J. Ward, or any one or more of them, each with full power of substitution, the proxy or proxies of the undersigned to vote the shares of Common Stock of Pennsylvania Enterprises, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Pennsylvania Enterprises, Inc. to be held on Tuesday, May 9, 1995, at 10:00 a.m., at the F.M. Kirby Center for the Performing Arts, Public Square, Wilkes-Barre, Pennsylvania, and at any and all adjournments or postponements thereof.


                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE


              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY




THE SHARES REPRESENTED BY THIS PROXY, WHICH REVOKES ALL PRIOR PROXIES, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" ALL NOMINEES IN ITEM 1 AND "FOR" ITEM 2.

                                  PLEASE MARK
                          / X /    YOUR VOTES
                                   LIKE THIS


            -----------------------    ---------------------------
                  COMMON               DIVIDEND REINVESTMENT


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND
                                "FOR" ITEM 2.

ITEM 1- Election of the following nominees as Directors: Dean T. Casaday, William D. Davis, Robert J. Keating, John D. McCarthy, Kenneth L. Pollock, Kenneth M. Pollock, James A. Ross, and Ronald W. Simms.

       FOR all nominees listed
       above (except as marked            Withhold authority to
       to the contrary on the             vote for all nominees
        line, provided below)                  listed above

               /  /                               /  /

To withhold authority to vote for any individual nominee(s), write the nominee(s)' name(s) below

------------------------------------------------------------------------------


ITEM 2- Proposal to approve the 1995 Directors' Stock Compensation Plan.

                    FOR           AGAINST          ABSTAIN

                    / /             / /              / /

ITEM 3- In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


If you plan to attend the Annual Meeting,
please check this box in order to
receive an admission ticket                   / /


Signature(s)                                                 Date
            ------------------------------------------------      -----------

Please mark, date and sign your name exactly as it appears above and return promptly in the enclosed envelope. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, or other officer of a corporation, please give your full title as such. If stock is owned by a partnership or corporation, please indicate your capacity in signing the proxy.

                                                                       EXHIBIT A

                         PENNSYLVANIA ENTERPRISES, INC.

                    1995 DIRECTORS' STOCK COMPENSATION PLAN

1.  PURPOSE

     The purpose of the Pennsylvania Enterprises, Inc. Stock Compensation Plan for Directors (the "Plan") is to advance the interests of Pennsylvania Enterprises, Inc. and its shareholders by providing an additional means to attract and retain persons of exceptional ability to serve as Directors, by providing an additional incentive to such persons for superior performance, and more closely aligning their interests with those of other shareholders. This Plan shall be interpreted and implemented in a manner so that Directors will not fail, by reason of this Plan or their participation in it, to be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act, and so that awards of shares of Common Stock to Directors who are not full-time employees of the Company will be exempt under that Rule, as such Rule and the Exchange Act may from time to time be amended.

2.  DEFINITIONS

     Unless the context clearly indicates otherwise, the following terms when used in this Plan shall have the meanings set forth in this section:

     a. "Board of Directors" shall mean the Board of Directors of the Company.

     b. "Company" shall mean Pennsylvania Enterprises, Inc., a Pennsylvania corporation, or its successor.

     c. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     d. "Eligible Director" shall mean any member of the Board of Directors who is not also a full-time employee of the Company or of any of its affiliates.

     e. "Common Stock" shall mean shares of common stock of the Company, no par value, stated value $10 per share.

3.  SHARES OF COMMON STOCK TO BE AWARDED UNDER THE PLAN

     Common Stock awarded pursuant to the Plan may be shares of the Corporation's authorized but unissued Common Stock or may be shares of Common Stock reacquired by the Company and held in treasury.

4.  ELIGIBILITY

     Only Directors who are not full-time employees of the Company or any of its affiliates shall be eligible to receive awards of shares of Common Stock under this Plan.

5.  AWARDS OF SHARES OF COMMON STOCK

     Each year commencing in 1995, at the organizational meeting of the Board of Directors held immediately following the annual meeting of shareholders, 200 shares of Common Stock shall automatically be awarded to each person who is a continuing Eligible Director and has completed at least one year of service, for his or her services as a director, being in addition to any retainer, attendance or other fees or expenses. As soon as practicable thereafter, the Company shall deliver stock certificates representing such awards.

6.  ADJUSTMENTS

     In the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights or any other change in the capital structure of the Company, the number and kind of shares of Common Stock or other securities or property to be awarded hereunder shall be equitably adjusted to reflect the occurrence of such event; provided, however, that no adjustment shall be made except as shall be necessary to preserve, rather than enlarge, the value of future awards under the Plan.

7.  GENERAL PROVISIONS

     a. No Eligible Director or other person claiming under or through an Eligible Director shall have any right, title or interest by reason of the Plan to any particular assets of the Company. The Company shall not be required to establish any fund or make any other segregation of assets to assure the award of shares of Common Stock hereunder.

     b. All shares awarded under the Plan are non-forfeitable but are non-transferrable for a period of three (3) years following the applicable award date, except that shares shall become immediately transferable in the case of death, disability, or retirement from the Board on or after age 65, but in no event in less than six months following the date of the award.

     c. No right under this Plan shall be transferable or otherwise subject to anticipation, sale, assignment, pledge, encumbrance or charge.

     d. Notwithstanding any other provision of this Plan, the Company shall not be required to award or deliver any certificate for shares of Common Stock under this Plan prior to fulfillment of all of the following conditions:

          1. Any required listing or approval or notice of issuance of such shares on any securities exchange on which the Common Stock may then be traded;

          2. Any registration or other qualification of such shares under any state or federal law or regulation or other qualification which the Board of Directors shall upon the advice of counsel deem necessary or advisable; or

          3. The obtaining of any other required consent or approval or permit from any state or federal government agency.

     e. In no event shall the Company be required to issue a fractional share hereunder.

     f. The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction thereover.

     g. If any provision of the Plan would cause an Eligible Director not to be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act as then applicable to any employee benefit plan of the Company, or if such provision does not comply with the requirements of Rule 16b-3 as then applicable to an award of shares hereunder, such provision shall be construed or deemed amended to the extent necessary to preserve such an Eligible Director's status as a "disinterested person" or to conform to such requirements.

8.  EFFECTIVE DATE; TERMINATION AND AMENDMENT

     a. The Plan shall be effective as of January 18, 1995, the date of its approval by the Board of Directors; provided, however, that awards shall not be made under the Plan prior to its approval by the affirmative votes of the holders of the majority of the Company's Common Stock present, or represented, and entitled to vote on the Plan, at a duly constituted meeting of the shareholders of the Company.

     b. The Plan shall terminate on January 18, 2005. The Board of Directors may also terminate the Plan or make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors may not amend the Plan without shareholder approval by the affirmative votes of the holders of the majority of the Company's Common Stock present, or represented, and entitled to vote on the Plan, at a duly constituted meeting of the shareholders of the Company for any of the following purposes:

         (i) increase the number of shares of Common Stock which may be awarded annually to each Eligible Director under the Plan;

         (ii) extend the term of the Plan;

         (iii) modify the requirements as to eligibility to receive awards of shares of Common Stock under the Plan;

         (iv) make any other amendment to the Plan for which approval by the shareholders of the Company is required pursuant to Rule 16b-3 under the Exchange Act, or any law, rule or stock exchange requirement applicable thereto without obtaining such shareholder approval; or

         (v) make any amendment to the Plan that would cause Eligible Directors to lose their status as "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act.

                                                                 March 31, 1995

Dear 401(k) Plan Participant:

        As you know, shares of common stock of Pennsylvania Enterprises, Inc.
(PEI) are added to your individual Employees' Savings Plan (401(k)) account through your contributions, matching contributions by the Company, and/or the reinvestment of dividends on stock held in your account. The total investments in your 401(k) account will be an important part of your retirement package.

        Because you are the owner of the shares of common stock of PEI held in your 401(k) account, you are entitled to vote those shares by proxy at the Annual Meeting of Shareholders. Therefore, enclosed is your shareholder's proxy card for the shares of common stock in your 401(k) account, a Notice of Annual Meeting of Shareholders, a Proxy Statement, which contains a description of the matters to be brought before the meeting, and the 1994 Annual Report. I WOULD APPRECIATE YOUR SIGNING, DATING, AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE BY MAILING IT IN THE ENCLOSED ENVELOPE, to PNC Bank, Trustee, Investment Management and Trust Services Department, P. O. Box 937, Scranton,
PA 18540-9951, Attention Mr. Neil M. Seidel.

        I thank you for your cooperation.


                                                /s/ Dean T. Casaday
                                         --------------------------------------
                                                    Dean T. Casaday
                                          President and Chief Executive Officer

jmm

Enclosures

EMPNS

                                                                 March 31, 1995


Dear 401(k) Plan Participant:

        As you know, shares of common stock of Pennsylvania Enterprises, Inc.
(PEI) are added to your individual Employees' Savings Plan (401(k)) account through your contributions, matching contributions by the Company, and/or the reinvestment of dividends on stock held in your account. The total investments in your 401(k) account will be an important part of your retirement package.

        Because you are the owner of the shares of common stock of PEI held in your 401(k) account, you are entitled to vote those shares by proxy at the Annual Meeting of Shareholders. Therefore, enclosed is your shareholder's proxy card for the shares of common stock in your 401(k) account. Since you are an owner of other shares of PEI stock, a Notice of Annual Meeting of Shareholders, a Proxy Statement, which contains a description of the matters to be brought before the meeting, and the 1994 PEI Annual Report were already sent to you. I WOULD APPRECIATE YOUR SIGNING, DATING, AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE BY MAILING IT IN THE ENCLOSED ENVELOPE, to PNC Bank, Trustee, Investment Management and Trust Services Department, P. O. Box 937, Scranton,
PA 18540-9951, Attention Mr. Neil M. Seidel.

        I thank you for your cooperation.


                                                /s/ Dean T. Casaday
                                          -------------------------------------
                                                    Dean T. Casaday
                                          President and Chief Executive Officer

jmm

Enclosures

EMPSH

                                                                 March 31, 1995


Dear 401(k) Plan Participant:

        As you know, shares of common stock of Pennsylvania Enterprises, Inc. (PEI) are held in your individual Employees' Savings Plan (401(k)) account. The total investments in your 401(k) account will be an important part of your retirement package.

        Because you are the owner of the shares of common stock of PEI held in your 401(k) account, you are entitled to vote those shares by proxy at the Annual Meeting of Shareholders. Therefore, enclosed is your shareholder's proxy card for the shares of common stock in your 401(k) account, a Notice of Annual Meeting of Shareholders, a Proxy Statement, which contains a description of the matters to be brought before the meeting, and the 1994 Annual Report. I WOULD APPRECIATE YOUR SIGNING, DATING, AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE BY MAILING IT IN THE ENCLOSED ENVELOPE, to PNC Bank, Trustee, Investment Management and Trust Services Department, P.O. Box 937, Scranton, PA 18540-9951, Attention Mr. Neil M. Seidel.

        I thank you for your cooperation.




                                                 /s/ Dean T. Casaday
                                          -------------------------------------
                                                     Dean T. Casaday
                                          President and Chief Executive Officer

jmm

Enclosures

NENS

                                                                 March 31, 1995


Dear 401(k) Plan Participant:

        As you know, shares of common stock of Pennsylvania Enterprises, Inc.
(PEI) are held in your individual Employees' Savings Plan (401(k)) account. The total investments in your 401(k) account will be an important part of your retirement package.

        Because you are the owner of the shares of common stock of PEI held in your 401(k) account, you are entitled to vote those shares by proxy at the Annual Meeting of Shareholders. Therefore, enclosed is your shareholder's proxy card for the shares of common stock in your 401(k) account. Since you are an owner of other shares of PEI stock, a Notice of Annual Meeting of Shareholders, a Proxy Statement, which contains a description of the matters to be brought before the meeting, and the 1994 PEI Annual Report were already sent to you. I WOULD APPRECIATE YOUR SIGNING, DATING, AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE BY MAILING IT IN THE ENCLOSED ENVELOPE, to PNC Bank, Trustee, Investment Management and Trust Services Department, P. O. Box 937, Scranton, PA 18540-9951, Attention Mr. Neil N. Seidel.

        I thank you for your cooperation.



                                        /s/ Dean T. Casaday
                                 -------------------------------------
                                            Dean T. Casaday
                                 President and Chief Executive Officer

jmm

Enclosures

NESH

                                                            April 13, 1995

        On March 29, 1995, a Notice of Annual Meeting of Shareholders of Pennsylvania Enterprises, Inc. (PEI) to be held on May 9, 1995, was sent to every common shareholder of record on March 22, 1995.

        A large number of active employees are registered shareholders of PEI, and if you are one of them, we ask that if you have not already done so, that you give this matter your prompt attention by sending your proxy card in the postage-free envelope provided, addressed to Chemical Bank, New York.

        Also, if you received a proxy card for the Employees' Savings Plan (401(k)) stock held in your name by the Trustee, we would also appreciate your sending that card to the Trustee, PNC Bank.

                                     THOMAS J. WARD
                                     Vice President, Administration,
                                     and Secretary